UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

SEMI-ANNUAL REPORT
March 31, 2017

Towle Deep Value Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Expense Example	18

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

TOWLE & CO.
D E E P  V A L U E  I N V E S T I N G
1-888-998-6953

April 2017

To Our Shareholders:

“I don’t believe what I just saw!” shouted Baseball Hall of Fame broadcaster Jack Buck following a game winning homerun in the 1988 World Series. Jack’s comment reflects our reaction to the price advance of the Towle portfolio following the 2016 U.S. presidential election. From November 9th to year end, the portfolio surged approximately 22%, making it one of the largest, short-term advances in our history. “Nobody saw it coming.” (Barron’s, December 19, 2016) While few analysts predicted a Trump victory, the run-up in global equities was completely unexpected. Political pollsters and popular opinion can be wrong. Oh, how difficult it is to predict the near-term future!

For the six months ended March 31, 2017, the Towle Deep Value Fund (the “Fund”) produced a total return of 25.33% compared to a total return of 13.93% for the Russell 2000 Value and 10.12% for the S&P 500 Index.

For the 12 months ended March 31, 2017, the Fund produced a total return of 48.55% compared to a total return of 29.37% for the Russell 2000 Value and 17.17% for the S&P 500 Index.

From inception to March 31, 2017, the Fund has compounded capital at a 17.15% annualized rate of return compared to 13.53% for the Russell 2000 Value and 14.33% for the S&P 500 Index.

Looking ahead, stock market prices are full, pushing toward historically high valuations. Various analysts suggest the U.S. economy is headed toward an inflection point of accelerating Gross Domestic Product (GDP) growth, supporting today’s equity values. The key issue is whether or not the stock market is already reflecting the likelihood of improving economic conditions. How should one respond to today’s lofty equity valuations and the complex issues facing the global economy?

Political Shift and Federal Stimulus
Without a doubt, the recent elections bring a political shift from Federal Government administrative control to a greater emphasis on the private sector. This shift has been sudden and surprising. The financial markets now anticipate this new posture will encourage capital investment by corporations and households alike. However, if history is a guide, the private sector will eventually succumb to overheating and extended valuation. Then, the Federal Government will once again intervene to reign in the excesses. The pendulum of political power swings between the forces of control and excess.

The Great Recession ended in February 2010. However, the economic rebound has been weak, posting a below average annual GDP gain of 2.1%. In the four years following the last four recessions, GDP growth recoveries have averaged 4.2%. The Republican-controlled government plans to reignite U.S. GDP growth through a series of tax cuts, deregulation, and fiscal stimulus measures. Lower tax rates may assist business formation and appropriate risk taking. Burdensome regulations may be reduced or eliminated. Infrastructure spending will likely increase.

Conversely, the Republican recovery plan may not work as designed. A series of economists conclude that the U.S. is growth restrained. The slowing productivity of today and the aging demographics of tomorrow may simply limit economic output. “We are living in an age of diminished expectations…..” (Bloomberg Businessweek, November 3, 2016) Uncertainty abounds, but one can logically conclude that the policy changes contemplated will likely generate additional economic activity for the U.S. economy.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month end please call 1-888-998-6953.

Economic Stability and Growth
Someday there will be another recession, but it’s difficult to predict the next downturn based on current economic conditions. “Economies don’t die of old age, they die of excesses—overbuilding, overconfidence, overspending,” claims John Canally of LPL Financial. (Kiplinger Finance, January 2017)

While stock market valuations seem stretched, the economy appears well balanced, sidestepping the unfavorable elements that foster excesses or recession. The consumer is in good shape as demonstrated by numerous indicators. Wages are accelerating at a moderate pace. Consumer confidence is strong and trending up while spending remains measured and cautious. Single family housing starts stay below historic norms, a positive for pent-up demand. While increasing in recent years, consumer debt is under control. The Household debt-to-service ratio approaches a 36 year low. (Wall Street Journal, October 27, 2016)

The corporate sector of the economy is in good shape as well. Commodity related producers are slowly returning to profitability following horrendous product price declines. Most U.S. companies, realizing attractive profit margins for a number of years, possess financial flexibility and the wherewithal to invest as appropriate. As measured by the S&P 500, earnings are improving following six quarters of decline.

An environment of climbing interest rates and higher inflation typically limits economic growth, but these constraints may partially work in reverse for the present-day economic cycle. Rising interest rates are in the early stages of normalization which we view as a sign of confidence and will likely benefit savers and financial institutions. Although inflation moves upward, it remains in line with the Fed’s 2% target. Even though the U.S. unemployment rate is below 5%, underutilized manufacturing capacity across the globe may prevent runaway cost-push inflationary tendencies. Manageable inflation and right-sized interest rates are critical to perpetuate economic growth in the U.S. In summary, the U.S. economy currently demonstrates solid footing and continued strength.

When managing capital for others, we believe a disciplined process and a confidence in economic progress are critical components to investment success. At Towle & Co., we adhere to a deep value investment strategy that has worked well for many years. Although we recognize the uncertainty of today’s environment, we remain positive about the future and echo the thoughts of Jason Zweig, “Without a saving faith in the future, no one would ever invest at all. To be an investor, you must be a believer in a better tomorrow.” (Intelligent Investor, Harper & Row)

So, while stock prices and valuations in general are elevated, the Towle portfolio remains fully invested in its highly selective, deep value portfolio. Here’s why:

1.	In many respects, the U.S. economic recovery since the Great Recession has been tepid. The current economic expansion is now balanced, not extreme.

2.	Many economists sense that worldwide economic growth will improve in 2017 and 2018, the first synchronized global expansion since the Great Recession.

3.	A shift in U.S. public policy toward a greater emphasis on the private sector versus federal government involvement will assist in expanding economic growth.

4.	Interest rates, energy prices, and inflation are still manageable, providing a backdrop for better times.

5.
Commodity prices deflated dramatically in 2014-2015 causing pronounced harm to thousands of companies and countries that depend on commodity related exports. Prices are recovering, enabling producers to post improved results.

6.	Following declines in 2015-16, corporate earnings are projected to advance in 2017-18.

Throughout the globe, political and economic uncertainty abounds. Conversely, lofty stock market valuations clearly indicate that good times should persist. A dichotomy exists between worldwide uncertainty and equity prices. Investing necessitates making a choice about the likelihood of future events. At Towle & Co., our choice is as follows: deep value investing works. Stay the course!

Thank you for investing with us and for your continued confidence.

J. Ellwood Towle
Christopher D. Towle
Peter J. Lewis, CFA
James M. Shields, CFA
Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity fund.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Towle Deep Value Fund
FUND PERFORMANCE at March 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011. Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of March 31, 2017	1 Year	5 Years	Since Inception	Inception Date
Towle Deep Value Fund	48.55%	17.81%	17.15%	10/31/11
Russell 2000 Value Index	29.37%	12.54%	13.53%	10/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-888-99TOWLE (888-998-6953).

Gross and net expense ratios for the Fund were 1.23% and 1.20%, respectively, which were the amounts stated in the current prospectus dated February 1, 2017. For the Fund's current one year expense ratios, please refer to the Financial Highlights Section of this report. The Fund's advisor has contractually agreed to waive its fees and/or pay operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2017 (Unaudited)

Number of Shares		Value

	COMMON STOCKS – 96.9%
	BASIC MATERIALS – 7.9%
335,690	Huntsman Corp.	$8,237,833
405,344	Ryerson Holding Corp.*	5,107,334
		13,345,167
	CONSUMER, CYCLICAL – 40.0%
89,080	Adient PLC[1]	6,473,444
761,410	Ascena Retail Group, Inc.*	3,243,607
445,970	Destination Maternity Corp.*	1,899,832
531,280	Fiat Chrysler Automobiles N.V.*1	5,806,890
212,400	GameStop Corp. - Class A	4,789,620
184,840	Goodyear Tire & Rubber Co.	6,654,240
58,610	Group 1 Automotive, Inc.	4,341,829
547,930	Meritor, Inc.*	9,386,041
196,550	Navistar International Corp.*	4,839,061
293,390	SkyWest, Inc.	10,048,607
188,310	Sonic Automotive, Inc. - Class A	3,775,615
92,625	Titan Machinery, Inc.*	1,420,868
181,190	Tower International, Inc.	4,910,249
		67,589,903
	ENERGY – 7.2%
1,406,920	Parker Drilling Co.*	2,462,110
238,080	PBF Energy, Inc. - Class A	5,278,234
420,650	Renewable Energy Group, Inc.*	4,395,792
		12,136,136
	FINANCIAL – 4.9%
230,620	Ally Financial, Inc.	4,688,505
80,450	CNA Financial Corp.	3,553,476
		8,241,981
	INDUSTRIAL – 33.6%
474,060	Aegean Marine Petroleum Network, Inc.[1]	5,712,423
153,350	ArcBest Corp.	3,987,100
116,870	Atlas Air Worldwide Holdings, Inc.*	6,480,441
185,000	Chicago Bridge & Iron Co. N.V.[1]	5,688,750
352,690	Flex Ltd.*1	5,925,192
241,710	General Cable Corp.	4,338,695
103,693	Jabil Circuit, Inc.	2,998,802
43,640	Roadrunner Transportation Systems, Inc.*	299,807
151,900	Trinseo S.A.[1]	10,192,490
170,870	Triumph Group, Inc.	4,399,902
214,310	Tutor Perini Corp.*	6,815,058
		56,838,660

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY – 3.3%
404,700	Unisys Corp.*	$5,645,565

	TOTAL COMMON STOCKS (Cost $123,899,748)	163,797,412

Principal Amount

	SHORT-TERM INVESTMENTS – 3.0%
$5,147,911	UMB Money Market Fiduciary, 0.01%[2]	5,147,911

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,147,911)	5,147,911

	TOTAL INVESTMENTS – 99.9% (Cost $129,047,659)	168,945,323
	Other Assets in Excess of Liabilities – 0.1%	108,163

	TOTAL NET ASSETS – 100.0%	$169,053,486

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
SUMMARY OF INVESTMENTS
As of March 31, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	40.0%
Industrial	33.6%
Basic Materials	7.9%
Energy	7.2%
Financial	4.9%
Technology	3.3%
Total Common Stocks	96.9%
Short-Term Investments	3.0%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2017 (Unaudited)

Assets:
Investments, at value (cost $129,047,659)	$168,945,323
Receivables:
Fund shares sold	176,617
Investment securities sold	86,720
Dividends and interest	57,472
Prepaid expenses	32,395
Total assets	169,298,527

Liabilities:
Payables:
Advisory fees	131,444
Shareholder servicing fees (Note 7)	2,556
Fund shares redeemed	69,551
Fund administration fees	14,885
Auditing fees	8,886
Transfer agent fees and expenses	7,195
Fund accounting fees	4,030
Chief Compliance Officer fees	2,188
Custody fees	378
Trustees' fees and expenses	313
Accrued other expenses	3,615
Total liabilities	245,041

Net Assets	$169,053,486

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$126,073,157
Accumulated net investment loss	(125,111)
Accumulated net realized gain on investments	3,207,776
Net unrealized appreciation on investments	39,897,664
Net Assets	$169,053,486

Number of shares issued and outstanding	8,075,353
Net asset value per share	$20.93

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2017 (Unaudited)

Investment Income:
Dividends (net of foreign tax withholding of $3,149)	$875,967
Interest	447
Total investment income	876,414

Expenses:
Advisory fees	574,477
Fund administration fees	67,997
Shareholder servicing fees (Note 7)	43,903
Transfer agent fees and expenses	23,196
Fund accounting fees	22,445
Custody fees	13,070
Registration fees	11,433
Legal fees	10,473
Auditing fees	8,976
Shareholder reporting fees	6,781
Chief Compliance Officer fees	6,083
Miscellaneous	4,738
Trustees' fees and expenses	3,391
Insurance fees	748
Total expenses	797,711
Advisory fees recovered	75,272
Net expenses	872,983
Net investment income	3,431

Realized and Unrealized Gain on Investments:
Net realized gain on investments	6,722,518
Net change in unrealized appreciation/depreciation on investments	21,899,138
Net realized and unrealized gain on investments	28,621,656

Net Increase in Net Assets from Operations	$28,625,087

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$3,431	$(187,530)
Net realized gain (loss) on investments	6,722,518	(3,139,962)
Net change in unrealized appreciation/depreciation
on investments	21,899,138	24,391,754
Net increase in net assets resulting from operations	28,625,087	21,064,262

Distributions to Shareholders:
From net realized gains	−	(2,503,890)
Total distributions to shareholders	−	(2,503,890)

Capital Transactions:
Net proceeds from shares sold	60,817,585	37,355,706
Reinvestment of distributions	−	2,458,355
Cost of shares redeemed[1]	(23,564,245)	(11,428,008)
Net increase in net assets from capital transactions	37,253,340	28,386,053

Total increase in net assets	65,878,427	46,946,425

Net Assets:
Beginning of period	103,175,059	56,228,634
End of period	$169,053,486	$103,175,059

Accumulated net investment loss	$(125,111)	$(128,542)

Capital Share Transactions:
Shares sold	3,072,095	2,498,990
Shares reinvested	−	185,117
Shares redeemed	(1,176,003)	(802,440)
Net increase in capital share transactions	1,896,092	1,881,667

[1]	Net of redemption fee proceeds of $91,689 and $10,381, respectively.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period October 31, 2011* through September 30, 2012

Net asset value, beginning of period	$16.70	$13.08	$14.97	$15.31	$10.05	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.04)	(0.02)	(0.07)	(0.02)	- [2]
Net realized and unrealized gain (loss) on investments	4.22	4.22	(1.38)	0.44	5.30	0.05
Total from investment operations	4.22	4.18	(1.40)	0.37	5.28	0.05
Less Distributions:
From net investment income	-	-	-	-	(0.01)	-
From net realized gains	-	(0.56)	(0.49)	(0.71)	(0.01)	-
Total distributions	-	(0.56)	(0.49)	(0.71)	(0.02)	-

Redemption fee proceeds[1]	0.01	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$20.93	$16.70	$13.08	$14.97	$15.31	$10.05

Total return[3]	25.33%[4]	33.09%	(9.88)%	2.32%	52.55%	0.50%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$169,053	$103,175	$56,229	$59,372	$39,147	$6,380

Ratio of expenses to average net assets:
Before fees waived/recovered	1.10%[5]	1.23%	1.26%	1.32%	2.14%	5.13%[5]
After fees waived/recovered	1.20%[5]	1.20%	1.20%	1.20%	1.20%	1.20%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.10%[5]	(0.29)%	(0.16)%	(0.53)%	(1.05)%	(3.93)%[5]
After fees waived/recovered	0.00%[5]	(0.26)%	(0.10)%	(0.41)%	(0.11)%	0.00%[5]
Portfolio turnover rate	16%[4]	40%	44%	23%	43%	34%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Unaudited)

Note 1 – Organization
Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 31, 2011.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017 (Unaudited)

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2014-2016 and as of and during the six months ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Towle & Co. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets. The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2018, and it may be terminated before that date only by the Trust's Board of Trustees.

For the six months ended March 31, 2017, the Advisor recovered $75,272 of previously waived advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment, provided that the reimbursement does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. At March 31, 2017, the amount of these potentially recoverable expenses was $48,578. The Advisor may recapture all or a portion of this amount no later than September 30 of the years stated below:

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017 (Unaudited)

2018	$24,595
2019	23,983
Total	48,578

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the six months ended March 31, 2017, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the six months ended March 31, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2017, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$129,753,930

Gross unrealized appreciation	$45,057,566
Gross unrealized depreciation	(5,866,173)

Net unrealized appreciation on investments	$39,191,393

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated earnings	-

Accumulated capital and other losses	(2,944,416)
Unrealized appreciation on investments	17,299,658
Total accumulated earnings	$14,355,242

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017 (Unaudited)

The tax character of the distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

Distribution paid from:	2016	2015
Ordinary income	$-	$-
Net long-term capital gains	2,503,570	2,099,042
Total distributions paid	$2,503,570	$2,099,042

As of September 30, 2016, the Fund had a short-term non-expiring capital loss carryover of $2,815,874. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

The Fund has $128,542 in qualified late-year losses, which are deferred until fiscal year 2017 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the six months ended March 31, 2017 and the year ended September 30, 2016, the Fund received $91,689 and $10,381, respectively.

Note 6 – Investment Transactions
For the six months ended March 31, 2017, purchases and sales of investments, excluding short-term investments, were $59,399,377 and $21,593,121, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the six months ended March 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017 (Unaudited)

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$163,797,412	$-	$-	$163,797,412
Short-Term Investments	5,147,911	-	-	5,147,911
Total Investments	$168,945,323	$-	$-	$168,945,323

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017 (Unaudited)

Note 10 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Towle Deep Value Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/16	3/31/17	10/1/16 – 3/31/17
Actual Performance	$ 1,000.00	$1,253.30	$ 6.74
Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflect an expense recovery of previously waived and/or absorbed fees and/or expenses. Assumes all dividends and distributions were reinvested.

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Towle Deep Value Fund
A series of Investment Managers Series Trust

Investment Advisor
Towle & Co.
1610 Des Peres Road, Suite 250
St. Louis, Missouri 63131

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at 1-888-99TOWLE (888-998-6953). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-99TOWLE (888-998-6953) (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Towle Deep Value Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-888-99TOWLE (888-998-6953)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/9/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/9/17

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/9/17